Exhibit 99.2

Unaudited Pro Forma Combined Financial Information

Latitude 360, Inc. (Formerly Kingdom Koncrete, Inc.) is filing this amendment to its 8-K dated May 30, 2014 and to the related amendment 1 to the respective 8-K filed on November 11, 2014, to restate the accounting for its acquisition by the Company of Latitude Group, Inc., a Florida Corporation (“L360”). Initially the Company accounted for the acquisition as it being the acquirer and L360 being the acquiree. However; based upon further analysis and a re-examination of the transaction and requirements under Accounting Codification Standards (ACS) Topic 805-40 “Business Combinations”, it was determined that the acquisition should have been accounted for as a reverse acquisition whereby for accounting purposes L360 is treated as the acquirer and Latitude 360, Inc. as the acquiree.

1

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	Historical
	May 30, 2014				Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.		Pro Forma Adjustments	Pro forma May 30, 2014

ASSETS
Current assets:
Cash	$11,964	$6,320		$—	$18,284
Accounts receivable - Trade	445,887	—		—	445,887
Accounts receivable - Other	2,013,196	—		—	2,013,196
Inventory	277,333	2,000		—	279,333
Prepaid expenses	18,702	—		—	18,702
Total current assets	2,767,082	8,320		—	2,775,402

Property and equipment, net	48,343,744	7,807		—	48,351,551
Property and equipment, idle	2,010,083	—		—	2,010,083
Restricted cash	320,461	—		—	320,461
Other assets	586,812	—		—	586,812
	51,261,100	7,807		—	51,268,907
Total assets	54,028,182	$16,127		$—	$54,044,309

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$12,540,311	$—		$—	12,540,311
Accrued expenses	3,305,827	2,866		—	3,308,693
Accrued compensation - related party	1,621,437	—		—	1,621,437
Deferred rent current portion	19,700	—		—	19,700
Interest payable	1,783,640	—		—	1,783,640
Obligation under capital leases - current portion	2,784,115	—		—	2,784,115
Due to related parties	84,935	71,296		—	152,309
Short term notes payable	2,828,984	—		—	2,828,984
Total current liabilities	24,968,949	74,162		—	25,039,189

Deferred rent	243,360	—		—	243,360
Notes payable, net	18,551,902	—		—	18,551,902
Obligations under capital leases	20,215,641	—		—	20,215,641
Dividends payable	2,669,742	—	A	(2,669,742)	—
Total long-term liabilities	41,680,645	—		(2,669,742)	39,010,903

Total liabilities	66,649,594	74,162		(2,669,742)	64,050,092

Stockholders' deficit:
Series A Preferred Stock	31,116,024	—	A	(31,116,024)	—
Common Stock	42,463	5,722	A	24,997	138,625
			B	46,611	—
Additional paid-in capital	76,037,851	275,082	A	33,760,769	109,752,009
			B	(46,611)	—
Retained earnings	(119,817,750)	(338,839)		—	(119,896,417)
Total stockholders' deficit	(12,621,412)	(58,035)		2,669,742	(10,005,783)

Total liabilities and stockholders' deficit	$54,028,182	$16,127		$—	$54,044,309

2

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Historical
	For the Five Months Ended
	May 30, 2014			Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.	Pro forma Adjustments	Pro forma May 30, 2014

Net Sales	$7,529,692	$71,974	$—	$7,601,666

Cost and Expenses:
Cost of sales	1,462,271	35,809	—	1,498,080
Labor	2,551,456	—	—	2,551,456
Occupancy and relates costs	1,828,337	8,529	—	1,836,866
Depreciation and Amortization	956,778	2,320	—	959,098
Selling, general and administrative expenses	6,235,403	32,422	—	6,267,825
	13,034,245	79,080	—	13,113,325

Loss from operations	(5,504,553)	(7,106)	—	(5,511,659)

Other (income)/expense
Interest expense	(1,067,242)	—	—	(1,067,242)
Gain from fixed assets sold	357	—	—	357
Net loss from continued operations	(6,571,438)	(7,106)	—	(6,578,544)

Discontinued Operations
Loss from discontinued operations	(505,158)	—	—	(505,158)
			—
Net Loss	$(7,076,596)	$(7,106)	$—	$(7,083,702)

3

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	Historical
	December 31, 2013				Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.		Pro forma Adjustments	Pro forma Dec 31, 2013

ASSETS
Current assets:
Cash	$170,950	$10,199		$—	$181,149
Accounts receivable - Trade	143,538	—		—	143,538
Accounts receivable - Other	781,820	—		—	781,820
Inventory	269,680	500		—	270,180
Prepaid expenses	23,447	—		—	23,447
Total current assets	1,389,435	10,699		—	1,400,134

Property and equipment, net	47,873,119	10,127		—	47,883,246
Property and equipment, idle	2,010,083	—		—	2,010,083
Restricted cash	318,646	—		—	318,646
Other assets	381,812	—		—	381,812
	50,583,660	10,127		—	50,593,787
Total assets	51,973,095	$20,826		$—	$51,993,921

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$9,539,512	$3,609		$—	$9,543,121
Accounts payable - Construction related	8,213,599	—		—	8,213,599
Accrued expenses	3,888,155	459		—	3,888,614
Accrued compensation - related party	1,621,437	—		—	1,621,437
Deferred rent current portion	19,700	—		—	19,700
Interest payable	3,555,745	—		—	3,555,745
Obligation under capital leases - current portion	2,784,115	—		—	2,784,115
Due to related parties	274,317	—		—	274,317
Short term notes payable	27,237,493	—		—	27,237,493
Total current liabilities	57,134,073	4,068		—	57,138,141

Deferred rent	239,854	—		—	239,854
Notes payable, net	—	67,689		—	67,689
Obligations under capital leases	20,584,091	—		—	20,584,091
Dividends payable	2,020,361	—	A	(2,020,361)	—
Total long-term liabilities	22,844,306	67,689		(2,020,361)	20,891,634

Total liabilities	79,978,379	71,757		(2,020,361)	78,029,775

Stockholders' deficit:
Series A Preferred Stock	12,457,517	—	A	(12,457,517)	—
Common Stock	41,880	5,722	A	10,341	87,008
			B	29,065
Additional paid-in capital	75,356,381	275,082	A	14,467,537	90,069,935
			B	(29,065)
Retained earnings	(115,861,062)	(331,735)		—	(116,192,797)
Total stockholders' deficit	(28,005,284)	(50,931)		2,020,361	(26,035,854)

Total liabilities and stockholders' deficit	$51,973,095	$20,826		$—	$51,993,921

4

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Historical
	For the Year Ended
	December 31, 2013			Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.	Pro forma Adjustments	Pro forma Dec 31, 2013

Net Sales	$18,429,900	$121,344	$—	$18,551,244

Cost and Expenses:
Cost of sales	3,933,125	57,475	—	3,990,600
Labor	6,672,399	—	—	6,672,399
Stock based compensation	4,009,593	—	—	4,009,593
Occupancy and relates costs	1,955,020	—	—	1,955,020
Professional fees	1,391,035	—	—	1,391,035
Depreciation and Amortization	4,264,771	4,639	—	4,269,410
Selling, general and administrative expenses	10,750,027	94,072	—	10,844,099
	32,975,970	156,186	—	33,132,156

Loss from operations	(14,546,070)	(34,842)	—	(14,580,912)

Other (expenses)
Interest expense	(46,073,871)	—	—	(46,073,871)
Loss on modification of indebtedness	(1,082,709)	—	—	(1,082,709)
Loss on disposition of assets	(3,280)	—	—	(3,280)
Net loss from continued operations	(61,705,930)	(34,842)	—	(61,740,772)

Discontinued Operations
Loss from discontinued operations	(2,989,770)	—	—	(2,989,770)

Net Loss	$(64,695,700)	$(34,842)	$—	$(64,730,542)
	—

5

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	Historical
	December 31, 2012				Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.		Pro forma Adjustments	Pro forma Dec 31, 2013

ASSETS
Current assets:
Cash	$138,374	$22,160		$—	$160,534
Accounts receivable - Trade	108,322	—		—	108,322
Accounts receivable - Other	1,261,270	—		—	1,261,270
Inventory	312,937	2,464		—	315,401
Prepaid expenses	11,975	1,150		—	13,125
Total current assets	1,832,878	25,774		—	1,858,652

Property and equipment, net	48,772,242	16,766		—	48,789,008
Property and equipment, idle	1,622,154	—		—	1,622,154
Restricted cash	2,320,326	—		—	2,320,326
Other assets	265,915	—		—	265,915
Assets from discontinued operations	1,231,876	—		—	1,231,876
	54,212,513	16,766		—	54,229,279
Total assets	56,045,391	$42,540		$—	$56,087,931

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$8,214,553	$—		$—	8,214,553
Accounts payable - Construction related	16,007,611	—		—	16,007,611
Accrued expenses	829,930	41,295		—	871,225
Accrued compensation - related party	1,600,000	678.00		—	1,600,678
Deferred rent current portion	19,700	—		—	19,700
Interest payable	1,514,024	—		—	1,514,024
Obligation under capital leases - current portion	1,538,372	—		—	1,538,372
Due to related parties	168,612	32,745.00		—	201,357
Short term notes payable	18,523,894	—		—	18,523,894
Total current liabilities	48,416,696	74,718		—	48,491,414

Deferred rent	696,054	—		—	696,054
Obligations under capital leases	20,204,913	—		—	20,204,913
Dividends payable	996,100	—	A	(996,100)	—
Total long-term liabilities	21,897,067	—		(996,100)	20,900,967

Total liabilities	70,313,763	74,718		(996,100)	69,392,381

Stockholders' deficit:
Series A Preferred Stock	8,268,044	—	A	(8,268,044)	—
Common Stock	34,644	5,722	A	6,617	69,948
	—	—	B	22,965	—
Additional paid-in capital	27,570,041	275,082	A	9,257,527	37,079,685
	—	—	B	(22,965)	—
Retained earnings	(50,141,101)	(312,982)		—	(50,454,083)
Total stockholders' deficit	(14,268,372)	(32,178)		996,100	(13,304,450)

Total liabilities and stockholders' deficit	$56,045,391	$42,540		$—	$56,087,931

6

Latitude 360, Inc.
(Formerly Kingdom Koncrete, Inc.)
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Historical
	For the Year Ended
	December 31, 2012			Unaudited
	Latitude 360, Inc.	Kingdom Koncrete, Inc.	Pro forma Adjustments	Pro forma Dec 31, 2013

Net Sales	$8,137,175	$140,833	$—	$8,278,008

Cost and Expenses:
Cost of sales	2,272,304	66,621	—	2,338,925
Labor	3,677,223	—	—	3,677,223
Stock based compensation	9,324,783	—	—	9,324,783
Occupancy and relates costs	1,573,966	—	—	1,573,966
Professional fees	1,572,691	—	—	1,572,691
Depreciation and Amortization	1,051,077	4,640	—	1,055,717
Selling, general and administrative expenses	7,951,188	73,301	—	8,024,489
	27,423,232	144,562	—	27,567,794

Loss from operations	(19,286,057)	(3,729)	—	(19,289,786)

Other (income)/expense
Interest expense	(16,108,755)	—	—	(16,108,755)
Loss on modification of indebtedness	(294,219)	—	—	(294,219)
Net loss from continued operations	(35,689,031)	(3,729)	—	(35,692,760)

Discontinued Operations
Loss from discontinued operations	(1,102,819)	—	—	(1,102,819)

Net Loss	$(36,791,850)	$(3,729)	$—	$(36,795,579)

7

Latitude 360, Inc.

(Formerly Kingdom Koncrete, Inc.)

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Reorganization

On May 16, 2014, Latitude 360, Inc. (Formerly Kingdom Koncrete, Inc.) (“the Company”) entered into an agreement to acquire 100% of the outstanding stock of Latitude 360, Inc. a Florida Corporation( “L360). L360 currently owns and operates three venues. Each venue consists of a full-service restaurant and bar, dine-in bowling lanes, dine-in luxury screening room, and a dine-in live performance theatre.

Under the terms of the merger, the Company will issue 114,070,828 shares of its common stock to the shareholders of L360 in exchange for receiving a 100% of L360’s common share then outstanding. After the acquisition and exchange of indicated common shares, the shareholders of L360 will own approximately 99% of the Company. The accompanying pro forma balance sheet reflects the assets and liabilities of the combined companies on May 30, 2014, the effective date of the acquisition.

Pro forma adjustments:

May 31, 2014

A.	To convert 31,110,464 preferred shares and related accrued dividends totaling $2,669,742 into 24,997,400 shares of L360 common stock.

B.	To record recapitalization on acquisition of L360 and issuance of 114,070,828 shares of the Latitude 360’s common stock in exchange for 100% of the outstanding shares of L360.

December 31, 2013

A.	To convert 12,457,517 preferred shares and related accrued dividends totaling $2,020,361 into 10,341,341 shares of L360 common stock under the assumption that the conversion took place on December 31, 2013.

B.	To record recapitalization on acquisition of L360 and issuance of 81,286,000 shares of the Latitude 360’s common stock in exchange for 100% of the outstanding shares of L360 under the assumption that the acquisition took place on December 31, 2013.

December 31, 2012

A.	To convert 8,268,044 preferred shares and related accrued dividends totaling $996,100 into 6,617,000 shares of L360 common stock under the assumption that the conversion took place on December 31, 2012

B.	To record recapitalization on acquisition of L360 and issuance of 57,609,000 shares of the Latitude 360’s common stock in exchange for 100% of the outstanding shares of L360.

8